                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of Earliest Event Reported) May 1, 2003
                                                           -----------

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                          0-25478            63-1133624
         --------                        ------------         ----------
(State or other Jurisdiction of          (Commission         (IRS Employer
 Incorporation or Organization)          File Number)        Identification No.)

                 102 South Court Street, Florence, Alabama 35630
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               (Address of Principal Executive Offices) (Zip Code)

                                 (256) 764-7131
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

              (a)  Not applicable.
              (b)  Not applicable.
              (c)  The following Exhibit is included with this Report:

        Exhibit No.              Description
        -----------              -----------
        99.1                     Press Release, dated May 1, 2003

ITEM 9. REGULATION FD DISCLOSURE (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)
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        On May 1, 2003, First Southern Bancshares, Inc. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST SOUTHERN BANCSHARES, INC.



Dated:  May 1, 2003                    By: /s/ B. Jack Johnson
                                           -------------------------------------
                                           B. Jack Johnson
                                           President and Chief Executive Officer

EXHIBIT INDEX


Exhibit 99.1         Press Release, dated May 1, 2003.